Exhibit 99.1

Veritone Announces Equity Offering of $10 Million Backed by CEO

CEO Ryan Steelberg invests $1 million in common stock

The aggregate proceeds of $10 million will be used to fuel strategic growth

DENVER — (BUSINESS WIRE) — June 30, 2025 — Veritone, Inc. (NASDAQ: VERI) (“Veritone” or the “Company”), a leader in building human-centered enterprise AI solutions, today announced that it has entered into a definitive agreement providing for the purchase and sale of an aggregate of 6,452,293 shares of common stock and pre-funded warrants to purchase up to 1,804,587 shares of its common stock at a purchase price of $1.09 per share (or $1.08 for each pre-funded warrant) in a registered direct offering. The pre-funded warrants have an exercise price of $0.01 and are immediately exercisable, subject to certain limitations. The closing of the registered direct offering is expected to occur on or about July 2, 2025, subject to the satisfaction of customary closing conditions. Esousa Group Holdings, LLC, an existing investor, led the offering with a $6 million investment in common stock and pre-funded warrants. D. Boral Capital LLC acted as placement agent in the registered direct offering for certain investors.

Additionally, in a concurrent private placement transaction, the Company has issued shares of common stock to its Chief Executive Officer, Ryan Steelberg, for aggregate gross proceeds of $1 million at a price per share equal to the greater of the consolidated closing bid price of Veritone common stock on June 27, 2025, or $1.41 per share, and the consolidated closing bid price of Veritone common stock on the date that is two full trading days after the date on which Veritone’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 is filed.

The aggregate gross proceeds to the Company from the offerings are expected to be approximately $10 million, before deducting offering expenses payable by the Company. The Company intends to use the net proceeds from the offerings, together with its existing cash and cash equivalents, for working capital and general corporate purposes including, but not limited to, capital expenditures, debt service, repayment of indebtedness and other business opportunities and to further develop and market its AI platform and applications.

The securities being offered in the registered direct offering described above are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-280148) that was originally filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2024, and that became effective on June 21, 2024. The offering of the securities in the registered direct offering is being made only by means of a base prospectus and prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus, when available, may also be obtained, when available, from the Company at 1615 Platte Street, 2nd Floor, Denver, Colorado, by phone at (888) 507-1737 or e-mail at investors@veritone.com.

The shares of common stock being offered in the private placement were offered and sold by the Company in a transaction not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws. Accordingly, the shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Veritone

Veritone (NASDAQ: VERI) builds human-centered enterprise AI solutions. Serving customers in the media, entertainment, public sector and talent acquisition industries, Veritone’s software and services empower individuals at the world’s largest and most recognizable brands to run more efficiently, accelerate decision making and increase profitability. Veritone’s leading enterprise AI platform, aiWARE™, orchestrates an ever-growing ecosystem of machine learning models, transforming data sources into actionable intelligence. By blending human expertise with AI technology, Veritone advances human potential to help organizations solve problems and achieve more than ever before, enhancing lives everywhere. To learn more, visit Veritone.com.

Safe Harbor Statement

This news release contains forward-looking statements, including without limitation, statements regarding our expectations regarding the completion and timing of the offering, the satisfaction of customary closing conditions related to the offering the proceeds that we expect to receive from the offering and the intended use of proceeds from the offering. In addition, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “outlook,” “should,” “could,” “estimate,” “confident” or “continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date hereof, and are based on management’s current assumptions, expectations, beliefs and information. As such, our actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors. Important factors that could cause such differences include, among other things: our ability to continue as a going concern, including our ability to service our debt obligations as they come due over the next twelve months and beyond; our ability to expand our aiWARE SaaS business; declines or limited growth in the market for AI-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies; our requirements for additional capital and liquidity to support our operations, our business growth, service our debt obligations and refinance maturing debt obligations, and the availability of such capital on acceptable terms, if at all; our reliance upon a limited number of key customers for a significant portion of our revenue, including declines in key customers’ usage of our products and other offerings; our ability to realize the intended benefits of our acquisitions, sales, divestitures, and other existing or planned cost-saving measures, including the sale of our full-service advertising agency, Veritone One, and our ability to successfully integrate our acquisition of Broadbean; our identification of existing material weaknesses in our internal control over financial reporting and plans for remediation; fluctuations in our results over time; the impact of seasonality on our business; our ability to manage our growth, including through acquisitions and expansion into international markets; our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments; actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform; interruptions, performance problems or security issues with our technology and infrastructure, or that of third parties with whom we work; the impact of continuing economic disruption caused by macroeconomic and geopolitical factors, including the Russia-Ukraine conflict, the Israel-Hamas war and conflict in the surrounding regions, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts, high interest rates, the imposition of tariffs and other global trade disputes, and the threat of recession in the United States and around the world on our business operations and those of our existing and potential customers; and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Certain of these judgments and risks are discussed in more detail in our most recently-filed Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved. The forward-looking statements contained herein reflect our beliefs, estimates and predictions as of the date hereof, and we undertake no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

Contacts:

Company:

Mike Zemetra

Chief Financial Officer

Veritone, Inc.

investors@veritone.com

Investor Relations:

Cate Goldsmith

Prosek Partners

914-815-7678

cgoldsmith@prosek.com

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